Tax	6 Months Ended
Jun. 30, 2021
Major components of tax expense (income) [abstract]
Tax
The tax charge for H121 was £611m (H120: £230m), representing an effective tax rate of 18.3% (H120: 15.1%). The effective tax rate for H121 includes a benefit recognised as a result of the increase in the UK corporation tax rate and absent this benefit the tax charge would have been £748m and the effective tax rate would have been 22.4%. The H120 effective tax rate included a benefit recognised for re-measurement of the Barclays Bank Group’s UK deferred tax assets as a result of UK corporation tax previously being maintained at a rate of 19%.
In its Budget held in March 2021, the UK Government announced that the UK rate of corporation tax will increase from 19% to 25% from 1 April 2023. This legislative change has been enacted, resulting in the Barclays Bank Group’s UK deferred tax liabilities increasing by £28m with a tax benefit in the income statement of £137m and a tax charge within other comprehensive income of £165m.
The UK Government also announced that it will undertake a review of the additional 8% banking surcharge during 2021. The Budget Report issued on 3 March 2021 outlines that “the government will set out how it intends to ensure that the combined rate of tax on banks’ profits does not increase substantially from its current level”. Any subsequent reduction in the banking surcharge arising from the Government’s review would result in the Barclays Bank Group’s UK deferred tax liabilities again being re-measured, the timing of which is uncertain but is expected to occur in H122.
In the USA, the Biden administration published in April 2021 The Made In America Tax Plan, which proposes an increase in the US federal corporate income tax rate. This would result in a re-measurement to increase the Barclays Bank Group’s US deferred tax assets upon enactment, the timing of which is uncertain. In addition, revisions to international elements of the US tax regime are being considered that could affect the Barclays Bank Group’s US tax position in future.
The G7 finance ministers published a communiqué on 5 June 2021which sets out high level political agreement on global tax reform, including the implementation of a global minimum tax rate. The Barclays Bank Group will continue to monitor developments and assess the potential impact of associated future legislative changes.

	As at 30.06.21	As at 31.12.20
Deferred tax assets and liabilities	£m	£m
USA	1,908	2,049
Other territories	454	503
Deferred tax assets	2,362	2,552
Deferred tax liabilities – UK	(29)	(225)

Analysis of deferred tax assets
Temporary differences	1,591	1,841
Tax losses	771	711
Deferred tax assets	2,362	2,552